UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 2, 2011
Date of Report (Date of earliest event reported)
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	000-51757	16-1731691
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)
2001 Bryan, Suite 3700
Dallas, Texas 75201
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (214) 750-1771
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 3.02. Unregistered Sales of Equity Securities
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-4.1
EX-10.1
EX-10.2
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
Amended and Restated Limited Liability Company Agreement of ETP-Regency Midstream Holdings, LLC
     On May 2, 2011, in connection with the closing described in Item 2.01 below, Regency Midstream LLC, an indirect wholly owned subsidiary of Regency Energy Partners LP (the “Partnership”), and La Grange Acquisition, L.P., an indirect wholly owned subsidiary of Energy Transfer Partners, L.P. (“ETP”), entered into an Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) of ETP-Regency Midstream Holdings, LLC (“ETP-Regency LLC”), a joint venture owned 30% by the Partnership and 70% by ETP.
     Pursuant to the LLC Agreement, ETP will serve as operator of ETP-Regency LLC. However, certain actions will require the unanimous consent of the members, including among other actions the approval of ETP-Regency LLC’s annual budget, any merger or consolidation, and the issuance of equity interests.
     The LLC Agreement establishes an area of mutual interest whereby none of the members or their respective affiliates may engage in, or provide in excess of 20% of the equity or debt financing to a person engaged in, the storage or fractionation of natural gas liquids, liquefied petroleum gases or refined petroleum products within 50 miles of ETP-Regency LLC’s administrative headquarters in Mont Belvieu, Texas. Pursuant to the LLC Agreement, expansion projects will generally require the unanimous consent of the members. However, if an expansion project is not unanimously approved, the proposing member may (i) require ETP-Regency LLC to pursue such project if it meets certain criteria set forth in the LLC Agreement or (ii) pursue such project for its own account.
     The LLC Agreement also provides for certain limitations on the transfer of membership interests in or assets of ETP-Regency LLC.
     A copy of the LLC Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of such agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 hereto.
Registration Rights Agreement
     Also on May 2, 2011, the Partnership closed its previously announced private placement of 8,500,001 common units representing limited partnership interests in the Partnership (“Common Units”) to certain purchasers (the “Purchasers”) pursuant to a Purchase Agreement, dated as of March 23, 2011, by and among the Partnership and each of the Purchasers (the “Purchase Agreement”). The Common Units were issued and sold by the Partnership in a private transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.
     In connection with the closing of the private placement, the Partnership entered into a Registration Rights Agreement with the Purchasers relating to the registered resale of the Common Units issued to the Purchasers pursuant to the Purchase Agreement. Pursuant to the Registration Rights Agreement, the Partnership has agreed to file a shelf registration statement no later than June 1, 2011 for the resale of the Common Units and to use commercially reasonable efforts to cause the shelf registration statement to be declared effective by the Securities and Exchange Commission no later than July 1, 2011.
     A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing summary of such agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1 hereto.
Amendment to Credit Agreement
     Also on May 2, 2011, Regency Gas Services LP, a Delaware limited partnership (the “Borrower”), the lenders (as named therein), Wells Fargo Bank, N.A. (as successor to Wachovia Bank, National Association), as administrative agent for the lenders and as collateral agent for the secured parties (as named therein), Wells Fargo Bank, N.A and Bank of America, as issuing banks, Wells Fargo Bank, N.A (as successor to Wachovia Bank,

National Association), as swingline lender, and the other arrangers and agents party thereto entered into an Amendment Agreement No. 2 (the “Second Amendment”) to the Fifth Amended and Restated Credit Agreement, effective as of March 4, 2010, among the Borrower, the Partnership and other guarantors named therein, the joint lead arrangers and joint bookmanagers, the administrative agent, the syndication agents, the collateral agent, the co-documentation agents and the lenders (all as named therein) (as amended, the “Credit Agreement”).
     The Second Amendment, among other things,
•	amends the definition of “Asset Sale” in the Credit Agreement to include ETP-Regency LLC;
•	amends the definitions of “Consolidated EBITDA,” “Consolidated Interest Expense” and “Consolidated Net Income” in the Credit Agreement to include ETP-Regency LLC;
•	amends the definition of “Joint Venture” in the Credit Agreement to include ETP-Regency LLC;
•	amends the definition of “Permitted Acquisition” in the Credit Agreement to clarify that the initial investment in ETP-Regency LLC is a permitted acquisition under the terms of the Credit Agreement;
•	amends Section 5.01(b) of the Credit Agreement to require the Borrower to submit additional financial statements regarding ETP-Regency LLC;
•	amends Section 5.11(b) of the Credit Agreement to provide that the Partnership’s equity interests in ETP-Regency LLC will be pledged as collateral under the Credit Agreement (but only indirectly through the direct pledge of equity interests in Regency Midstream LLC); and
•	amends Section 6.04 of the Credit Agreement to permit certain investments in ETP-Regency LLC by the Partnership and its affiliates.
     A copy of the Second Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing summary of such agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.2 hereto.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On May 2, 2011, the Partnership and ETP announced that ETP-Regency LLC had completed its previously announced acquisition of all of the membership interests in LDH Energy Asset Holdings LLC (“LDH”) from Louis Dreyfus Highbridge Energy LLC for approximately $1.972 billion in cash, after estimated purchase price adjustments. ETP-Regency LLC financed the acquisition with equity contributions provided by the Partnership and ETP. LDH owns and operates a natural gas liquids storage, fractionation and transportation business.
Item 3.02. Unregistered Sales of Equity Securities.
     The information set forth in Item 1.01 above regarding the private placement by the Partnership of 8,500,001 Common Units to the Purchasers is incorporated into this Item 3.02 by reference.
     The Partnership sold the Common Units for cash consideration of $24.00 per Common Unit, representing total gross proceeds to the Partnership of approximately $204.0 million. Net proceeds to the Partnership, after deduction of fees and expenses, were approximately $203.9 million. The Partnership used the net proceeds to fund a portion of its equity contribution to ETP-Regency LLC, as described in Item 2.01 above.
Item 7.01. Regulation FD Disclosure.
     On May 2, 2011, the Partnership and ETP issued a press release announcing the closing referenced in Item 2.01 above. A copy of the press release is attached hereto as Exhibit 99.1

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of business acquired.
     The financial statements required in connection with the business acquisition described in Item 2.01 above will be filed within seventy one (71) days of the date this Report on Form 8-K is required to be filed.
(b) Pro forma financial information.
     The pro forma financial information required in connection with the business acquisition described in Item 2.01 above will be filed within seventy one (71) days of the date this Report on Form 8-K is required to be filed.
(d) Exhibits.

Exhibit No.	Description

4.1	Registration Rights Agreement, dated May 2, 2011.

10.1	Amended and Restated Limited Liability Company Agreement of ETP-Regency Midstream Holdings, LLC, dated May 2, 2011.

10.2	Amendment Agreement No. 2 to the Fifth Amended and Restated Credit Agreement, dated May 2, 2011.

99.1	Press release, dated May 2, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

	By:	Regency GP LP, its general partner

	By:	Regency GP LLC, its general partner

Date: May 2, 2011	By: Name:	/s/ Paul M. Jolas Paul M. Jolas
	Title:	Executive Vice President, Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Description

4.1	Registration Rights Agreement, dated May 2, 2011.

10.1	Amended and Restated Limited Liability Company Agreement of ETP-Regency Midstream Holdings, LLC, dated May 2, 2011.

10.2	Amendment Agreement No. 2 to the Fifth Amended and Restated Credit Agreement, dated May 2, 2011.

99.1	Press release, dated May 2, 2011.